UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/24/2009

THE PEP BOYS - MANNY MOE & JACK
(Exact name of registrant as specified in its charter)

Commission File Number:  001-03381

PA	23-0962915
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3111 West Allegheny Avenue, Philadelphia, PA 19132
(Address of principal executive offices, including zip code)

215-430-9000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On June 24, 2009, The Pep Boys - Manny, Moe & Jack (the "Company") adopted the amended and restated The Pep Boys - Manny Moe & Jack 2009 Stock Incentive Plan (the "Stock Plan") and the amended and restated The Pep Boys - Manny, Moe & Jack Annual Incentive Bonus Plan (the "Bonus Plan"), both of which were approved by shareholders at the Company's 2009 Annual Meeting.

The Stock Plan was amended and restated to (i) increase by an additional 1,500,000 shares the total number of shares of the Company's common stock authorized for issuance under the Stock Plan from 4,500,000 shares to 6,000,000 shares, (ii) extend the term of the Stock Plan so that it will expire on December 31, 2014, (iii) to rename the Stock Plan and (iv) to clairfy certain terms thereof.

The Bonus Plan was amended and restated to make certain clarifying changes to the Bonus Plan and was submitted to the Company's shareholders for approval so that certain amounts paid under the Bonus Plan may continue to be deductible under Section 162(m) of the Internal Revenue Code.

The amounts payable to our named executive officers under the Bonus Plan for 2009 cannot be determined until after the 2009 fiscal year is completed. However, if certain corporate targets estabilshed by the Company's Human Resources Committee of the Board of Directors are achived in fiscal 2009, our named executive officers would receive the following bonus target amounts: Michael R. Odell, Chief Executive Officer, $800,000; Raymond L. Arthur, EVP - Chief Financial Officer, $375,000; Joseph A. Cirelli, SVP - Corporate Development, $135,009; Troy E. Fee, SVP - Human Resources, $112,500; and Scott A. Webb, SVP - Merchandising & Marketing, $180,000.

Item 7.01.    Regulation FD Disclosure

On June 24, 2009, the Company issued a press release that announced the proceedings from its 2009 Annual Meeting of Shareholders held in Philadelphia.

The information in this Section 7.01 of this Current Report and Exhibit 99.1 attached to this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilites of that Section. The information contained in this Section 7.01 of this Current Report and Exhibit 99.1 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securites Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PEP BOYS - MANNY MOE & JACK

Date: June 24, 2009	By:	/s/ Brian D. Zuckerman
Brian D. Zuckerman
SVP - General Counsel & Secretary

Exhibit Index

Exhibit No.	Description
EX-10.1	The Pep Boys - Manny, Moe & Jack 2009 Stock Incentive Plan
EX-10.2	The Pep Boys - Manny, Moe & Jack Annual Incentive Bonus Plan
EX-99.1	Press Release dated June 24, 2009